Exhibit 99.1

Lumexa Imaging Announces Fourth Quarter and Full Year 2025 Results, Reiterates Full Year 2026 Guidance

RALEIGH, NORTH CAROLINA, March 26, 2026—Lumexa Imaging (Nasdaq: LMRI), one of the nation’s largest providers of outpatient imaging services, today announced certain financial results for the fourth quarter ended December 31, 2025, and reiterated full year 2026 guidance. The financial results included in this release pertaining to the fourth quarter and full year 2025 are preliminary, unaudited, and subject to final review and adjustment.

“The fourth quarter of 2025 marked a strong close to an important year for Lumexa Imaging, with continued momentum across the business,” said Caitlin Zulla, Chief Executive Officer of Lumexa Imaging. “Strong Adjusted EBITDA growth was driven by advanced imaging volumes, ramping new de novo centers, and our return in-network with a large payer in New Jersey. We strengthened our balance sheet, reducing leverage by two turns, and opened a record number of de novo centers during the year, setting the stage for future growth.”

Ms. Zulla continued, “Looking ahead, our 2026 outlook reflects continued growth and margin expansion, supported by durable demand tailwinds and the ongoing shift to outpatient care. With a focused strategy centered on same-center growth, geographic expansion, and advanced imaging, we believe Lumexa Imaging is well positioned to deliver sustained, profitable growth while expanding access to high-quality, lower-cost imaging for patients, providers, and payors.”

Fourth Quarter 2025 Highlights:

All comparisons are to the quarter ended December 31, 2024, unless otherwise noted

•	Consolidated revenues of $267.7 million, an increase of 7.9% from $248.0 million

•	System-wide revenue growth of 10.6%

•	Same center advanced volume growth: 12.7% for consolidated and 9.2% for system-wide

•	Net loss of $28.7 million compared to $25.1 million

•	Adjusted EBITDA of $63.8 million, an increase of 18.6% from $53.7 million; and a 23.8% Adjusted EBITDA margin

•	Achieved a two-turn reduction in leverage from 5.5 times to 3.5 times, resulting in more than $50 million in annual cash savings

2025 Full Year Highlights:

All comparisons are to the year ended December 31, 2024, unless otherwise noted

•	Added ten new imaging facilities: Nine de novo centers (six wholly owned and three through joint ventures) and one acquired site

•	Consolidated revenues of $1.023 billion, an increase of 7.8% from $948.9 million

•	System-wide revenue growth of 8.2%

•	Same center advanced volume growth: 8.0% for consolidated and 7.1% for system-wide

•	Net loss of $47.1 million compared to $94.1 million

•	Adjusted EBITDA of $230.2 million, an increase of 14.6% from $200.8 million; and a 22.5% Adjusted EBITDA margin

Outpatient Volumes:

Consolidated	2025	2024	Increase YoY	4Q25	4Q24	Increase YoY
Consolidated total procedures	2,418,096	2,312,645	4.6%	627,293	569,734	10.1%
Consolidated advanced procedures	728,304	675,697	7.8%	190,982	167,184	14.2%
% advanced procedures	30.1%	29.2%	90bps	30.4%	29.3%	110bps
Consolidated same-center advanced volume growth	—	—	8.0%	—	—	12.7%
System-wide
System-wide total procedures	3,972,228	3,840,624	3.4%	1,027,590	962,520	6.8%
System-wide advanced procedures	1,444,618	1,340,951	7.7%	379,527	341,859	11.0%
% advanced procedures	36.4%	34.9%	145bps	36.9%	35.5%	142bps
System-wide same-center advanced volume growth	—	—	7.1%	—	—	9.2%

Note: Advanced Procedures includes MRI and CT modalities

2026 Full Year Outlook:

The company is reiterating its outlook for the year ending December 31, 2026. Lumexa Imaging continues to expect:

•	Consolidated revenues of $1.045 to $1.097 billion

•

Adjusted EBITDA of $234 to $242 million. This includes approximately $7 million of public company costs that were not incurred in 2025. (At the midpoint of guidance, the addition of these costs lowers Adjusted EBITDA growth for 2026 versus 2025 from 7% to 4%.)

The company is also providing guidance for Adjusted EPS of $0.71 to $0.77 per share

The financial information above is preliminary and subject to Lumexa Imaging’s normal quarter and year-end accounting procedures and external audit by Lumexa Imaging’s independent registered public accounting firm. In addition, these preliminary unaudited results are not a comprehensive statement of Lumexa Imaging’s financial results for the year ended December 31, 2025, should not be viewed as a substitute for full, audited consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and are not necessarily indicative of Lumexa Imaging’s results for any future period.

Lumexa Imaging Earnings Conference Call and Webcast

Lumexa Imaging will host a conference call to discuss its fourth quarter and full year 2025, as well as its 2026 outlook, on March 26, 2026 at 8:30 a.m. ET. Participants can register for the conference call at the following link:

https://register-conf.media-server.com/register/BI5d8d23fe681d4694851e49a7f37188bd. The call can also be accessed via live audio webcast online at ir.lumexaimaging.com. A replay of the webcast will be available at the same link shortly after the completion of the call and will remain available for approximately one year.

Statement Regarding Use of Non-GAAP Financial Measures

This press release uses Adjusted EBITDA and Adjusted EPS, financial measures that are not calculated in accordance with GAAP. We use Adjusted EBITDA and Adjusted EPS, in conjunction with GAAP financial measures, as an integral part of managing our business and to, among other things: (i) monitor and evaluate the performance of our business operations and financial performance; (ii) facilitate internal comparisons of the historical operating performance of our business operations; (iii) review and assess the operating performance of our management team; and (iv) analyze and evaluate financial and strategic planning decisions regarding future operations and annual operating budgets. For a reconciliation of Adjusted EBITDA to the most directly comparable measure calculated in accordance with GAAP, please see below.

We have not reconciled our Adjusted EBITDA or Adjusted EPS guidance to their most directly comparable GAAP measures because we do not and are not able to provide guidance for those GAAP measures due to the uncertainty and potential variability of certain reconciling items, including transaction costs, severance and executive recruiting. Because such items cannot be provided without unreasonable efforts, we are unable to provide a reconciliation of our Adjusted EBITDA guidance to GAAP net loss. However, such items could have a significant impact on our future results.

About Lumexa Imaging

Lumexa Imaging is a nationwide provider of outpatient medical imaging. With over 5,000 team members and more than 188 outpatient imaging centers across 13 states, our team conducted approximately 4 million outpatient procedures system-wide in 2025. We are a partner of choice for health systems and radiologists, delivering best-in-class clinical excellence, operations, and state-of-the-art technology across our platform.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” or “will,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding our expectations regarding our financial position and operating performance, including our performance for the fourth quarter and full year 2025 and guidance for full year 2026 and our assumptions underlying such guidance; our ability to drive future growth and execute on our goals and strategies; and our expectations regarding our product innovation. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to those risk factors identified in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Form S-1 and related Prospectus pursuant to Rule 424(b)(4) of Lumexa Imaging, each as filed with the Securities and Exchange Commission (SEC). The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligations to update any forward-looking statements, except as required by law.

Investor Contact

Sue Dooley

Lumexa Imaging

sue.dooley@Lumexaimaging.com

Media Contact

Melissa Weston

Lumexa Imaging

Melissa.Weston@LumexaImaging.com

LUMEXA IMAGING HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2025 AND 2024

(IN THOUSANDS, EXCEPT FOR COMMON SHARES)

(Preliminary and Unaudited)

	2025	2024
ASSETS
Cash and cash equivalents	$58,828	$26,131
Accounts receivable	112,942	107,046
Accounts receivable, related party	18,893	23,308
Other receivables	19,015	5,644
Prepaid expenses	17,582	10,391

Total current assets	227,260	172,520

Property and equipment, net of accumulated depreciation	144,709	121,133
Operating lease right-of-use assets	76,555	80,792
Investments in unconsolidated affiliates	423,191	415,819
Intangible assets, net of accumulated amortization	41,335	47,788
Goodwill	807,554	807,554
Other assets	43,953	24,958

TOTAL ASSETS	$1,764,557	$1,670,564

LIABILITIES AND EQUITY
Accounts payable	$44,857	$29,889
Accrued expenses and other current liabilities	95,561	108,454
Accounts receivable pledging arrangement	1,599	—
Current portion of long-term debt	13,112	16,001
Current portion of finance lease liabilities	11,552	5,509
Current portion of operating lease liabilities	12,513	13,807

Total current liabilities	179,194	173,660
Long-term debt, less current maturities	819,029	1,185,080
Long-term finance lease liabilities, less current maturities	33,262	16,120
Long-term operating lease liabilities, less current maturities	71,437	72,746
Deferred income taxes	40,772	32,696
Other liabilities	34,740	28,608

Total liabilities	1,178,434	1,508,910

COMMITMENTS AND CONTINGENCIES
EQUITY:
Common stock, $0.001 par value, 1,000,000,000 shares authorized, 96,109,927 shares issued and outstanding at December 31, 2025 and 69,523,830 shares issued and outstanding at December 31, 2024	96	70
Additional paid-in-capital	1,217,087	745,540
Accumulated deficit	(631,060)	(583,956)

Total equity	586,123	161,654

TOTAL LIABILITIES AND EQUITY	$1,764,557	$1,670,564

LUMEXA IMAGING HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEARS AND QUARTER ENDED DECEMBER 31, 2025 AND 2024

(IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

(Preliminary and Unaudited)

	Year Ended December 31,		Quarter Ended December 31,
	2025	2024	2025	2024
REVENUES:
Net patient service revenue	$802,707	$746,850	$210,529	$189,829
Management fee and other revenue	220,374	202,019	57,205	58,199

Total revenues	1,023,081	948,869	267,734	248,028
OPERATING EXPENSES:
Cost of operations, excluding depreciation and amortization	865,516	852,606	225,618	226,456
General and administrative expenses	90,453	70,361	37,191	20,120
Depreciation and amortization	40,379	42,164	12,395	9,816
Loss on disposal of property and equipment	968	—	491	—

Total operating expenses	997,316	965,131	275,695	256,392

Equity in earnings of unconsolidated affiliates	72,135	71,505	22,300	23,615

INCOME FROM OPERATIONS	97,900	55,243	14,339	15,251

OTHER INCOME AND EXPENSES:
Interest expense	118,539	136,027	28,016	31,387
Loss on extinguishment of debt	13,453	703	13,453	—
Other income	(1,873)	—	(1,873)	(110)
Gain on imaging center sold, related party	—	(2,294)	—	—

Total other expenses	130,119	134,436	39,596	31,277

LOSS BEFORE INCOME TAXES	(32,219)	(79,193)	(25,257)	(16,026)
Income tax provision	14,885	14,906	3,433	9,032

NET LOSS AND COMPREHENSIVE LOSS	$(47,104)	$(94,099)	$(28,690)	$(25,058)

NET LOSS PER SHARE:
Weighted average shares outstanding—Basic and diluted	70,978,092	69,469,401	75,346,628	69,491,962
Basic and diluted loss per share	$(0.66)	$(1.35)	$(0.38)	$(0.36)

LUMEXA IMAGING HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

(IN THOUSANDS)

(Preliminary and Unaudited)

	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(47,104)	$(94,099)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	40,379	42,164
Amortization of operating lease right-of-use assets	15,010	14,961
Amortization of debt issuance costs	5,739	6,185
Amortization of cloud computing implementation costs	439	—
Write-off of debt issuance costs due to extinguishment of debt	5,435	703
Equity in earnings of unconsolidated affiliates	(72,135)	(71,505)
Distributions from investments in unconsolidated affiliates	64,885	79,531
Loss on disposal of property and equipment	968	—
Gain on insurance recovery for disposed property and equipment	(1,873)	—
Gain on imaging center sold, related party	—	(2,294)
Non-cash change in fair value of interest rate caps	—	1,274
Deferred income taxes	8,076	9,753
Unit-based compensation	41,604	56,654
Changes in operating assets and liabilities:
Accounts receivable	(5,896)	2,354
Accounts receivable, related party	4,554	(8,584)
Capitalized cloud computing implementation costs	(5,940)	—
Other receivables	(12,669)	907
Prepaid expenses	(6,277)	(911)
Other assets	(7,361)	(5,952)
Accounts payable	14,415	2,948
Accrued expenses and other current liabilities	(17,932)	12,078
Other liabilities	6,133	7,109
Operating lease liabilities	(13,376)	(12,549)

Net cash provided by operating activities	17,074	40,727

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale or disposal of property and equipment	2,643	361
Purchases of property and equipment	(23,477)	(27,773)
Proceeds from sale of businesses	—	3,744
Proceeds from sale of business, related party	—	1,385
Contributions to investments in unconsolidated affiliates	(123)	—

Net cash used in investing activities	(20,957)	(22,283)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net of underwriting discounts and commissions	434,750	—
Transaction costs incurred in connection with initial public offering	(7,777)	—
Payments of long-term debt	(1,204,056)	(11,845)
Proceeds from long-term debt, net of issuance costs	827,848	10,608
Payment of third-party debt issuance costs	(9,304)	(506)
Proceeds from revolving line of credit	5,000	30,000
Repayments of revolving line of credit	(5,000)	(30,000)
Payments of finance lease liabilities	(7,315)	(11,429)
Capital contributions	835	673
Proceeds from accounts receivable pledging arrangement	1,599	—

Net cash provided by (used in) financing activities	36,580	(12,499)

NET INCREASE IN CASH AND CASH EQUIVALENTS	32,697	5,945
CASH AND CASH EQUIVALENTS, beginning of year	26,131	20,186

CASH AND CASH EQUIVALENTS, end of year	$58,828	$26,131

LUMEXA IMAGING HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2025 AND 2024

(IN THOUSANDS)

(Preliminary and Unaudited)

	Year Ended December 31,		Quarter Ended December 31,
	2025	2024	2025	2024
Net loss	$(47,104)	$(94,099)	$(28,690)	$(25,058)
Depreciation and amortization	40,379	42,164	12,395	9,816
Income tax provision	14,885	14,906	3,433	9,032
Amortization of basis difference	2,000	2,000	500	500
Interest expense	118,539	136,027	28,016	31,387
Loss on extinguishment of debt	13,453	703	13,453	—
Stock-based compensation	41,604	56,654	18,572	14,038
Gain on imaging center sold, related party	—	(2,294)	—	(110)
Loss on disposal of property and equipment	968	—	491	—
Other income(1)	(1,873)	—	(1,873)	—
Severance and executive recruiting(2)	3,523	3,436	985	3,032
Strategic initiatives and implementation(3)	3,459	5,362	375	1,946
Transaction costs(4)	21,325	18,167	10,962	4,185
Litigation and settlements(5)	(113)	588	29	401
Other(6)	942	1,904	56	469
Adjustments for equity in earnings of unconsolidated affiliates(7)	18,167	15,321	5,046	4,106

Adjusted EBITDA	$230,154	$200,839	$63,750	$53,744

(1)	Represents receipt of casualty insurance proceeds related to a flood at one of our centers.
(2)	Includes severance and recruiting expenses for executive leadership departures as part of strategic organizational changes.
(3)

Includes third-party consulting, implementation, and integration expenses incurred as part of our strategic transformation and optimization initiatives, specifically related to the deployment of a new technology system and labor model, as well as the development, customization, and integration of a new enterprise resource planning (ERP) system.

(4)

Includes costs for third party non-recurring IPO costs, buy-side and sell-side due diligence activities to evaluate and execute potential mergers and acquisitions, integrate acquired businesses and one-time employee retention bonuses related to potential mergers and acquisitions.

(5)	Consists of litigation and settlement costs for matters not related to core operations.
(6)	Consists of other costs related to debt financing, certain de novo start-up costs related to outpatient imaging centers and certain exit costs related to closed outpatient imaging centers.
(7)

To adjust for Lumexa Imaging’s proportional share of depreciation and amortization, interest expense and loss on asset disposals, which are included in equity in earnings from unconsolidated affiliates.

LUMEXA IMAGING HOLDINGS, INC.

DETAILS OF MANAGEMENT FEE AND OTHER REVENUES

FOR THE YEARS AND QUARTER ENDED DECEMBER 31, 2025 AND 2024

(IN THOUSANDS)

(Preliminary and Unaudited)

	Year Ended December 31,		Quarter Ended December 31,
	2025	2024	2025	2024
Components of “management fee and other revenues:”
Fees for managing joint ventured outpatient sites and other third party services	$86,610	$74,785	$22,113	$25,135
Zero margin pass-throughs of employee, IT and other site level costs paid by Lumexa	133,764	127,234	35,092	33,064

Total revenues	$220,374	$202,019	$57,205	$58,199